Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share

10. Net Loss Per Share

Basic and diluted net loss per share attributable to ordinary shareholders was calculated as follows (in thousands, except share and per share amounts):

	December 31,
	2021	2020	2019
Numerator
Net loss	$(140,391)	$(96,322)	$(53,909)
Net loss attributable to ordinary shareholders—basic and diluted	$(140,391)	$(96,322)	$(53,909)
Denominator
Weighted-average number of ordinary shares used in net loss
per share—basic and diluted	35,704,368	14,152,843	6,347,818
Net loss per share attributable to ordinary shareholders—basic and diluted	$(3.93)	$(6.81)	$(8.49)

The Company reported a net loss in all periods and therefore did not allocate any losses to the preferred shares, which represent participating securities for the years ended December 31, 2019. The Company’s potentially dilutive securities, which include unvested Employee Shares, share options and RSUs, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of ordinary shares outstanding used to calculate both basic and diluted net loss per share attributable to ordinary shareholders is the same. The Company excluded the following potential ordinary shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to ordinary shareholders for the years ended December 31, 2021, 2020 and 2019 because including them would have had an anti-dilutive effect:

	December 31,
	2021	2020	2019
Series A preferred shares	—	—	34,840,000
Series B preferred shares	—	—	58,933,333
Series C preferred shares	—	—	12,307,692
Warrants to purchase ordinary shares	—	—	721,120
Unvested ordinary shares	47,332	207,310	7,406,401
Share options	5,421,715	3,687,086	—
Restricted share units	88,750	2,500	—
Total	5,557,797	3,896,896	114,208,546